EXHIBIT 1.1

                                SAXON ASSET SECURITIES COMPANY
                                   ASSET BACKED CERTIFICATES

                           STANDARD TERMS TO UNDERWRITING AGREEMENT

                                     (August 1996 Edition)

                                     PRELIMINARY STATEMENT

        Saxon Asset Securities Company, a Virginia corporation (the "Company"), proposes to issue Asset Backed Certificates (the "Certificates") in various series (each, a "Series") in one or more offerings on terms determined at the time of sale. The Certificates of each Series will be issued pursuant to a Trust Agreement with respect to such Series among the Company, a bank or mortgage banking company, as master servicer (in such capacity, the "Master Servicer"), and a bank or trust company, as trustee (in such capacity, the "Trustee"), which Trust Agreement will incorporate by reference certain Standard Terms to Trust Agreement identified therein (each such Trust Agreement with the Standard Terms so incorporated, the "Trust Agreement").

        The Company is a wholly owned limited purpose financing subsidiary of Dominion Mortgage Services, Inc. ("DMSI").

        The Company engages in transactions with DMSI, Saxon Mortgage, Inc. ("Saxon Mortgage"), a subsidiary of DMSI, and other companies (collectively, the "Sellers") that have entered, or will enter, into sales agreements (each a "Sales Agreement") with the Company.

        The Certificates of each Series will evidence beneficial ownership interests in one or more segregated pools of mortgage-related assets (the "Mortgage Assets") and certain other assets transferred by the Company to one or more trusts (collectively, a "Trust"). The Mortgage Assets included in each Trust will consist of the mortgage loans (the "Mortgage Loans") or mortgage-backed securities (the "Mortgage Certificates") identified in the related Trust Agreement.

        The Company will transfer the Mortgage Assets acquired by it to the related Trust for each Series of Certificates in exchange for the Certificates of such Series. Certain of the Mortgage Assets may have been acquired by the Company from one or more Servicers, the Master Servicer, or one or more unaffiliated sellers (each, in such capacity, a "Seller"), in each case pursuant to a sales agreement (each, a "Sales Agreement") between the Company and the Seller of such Mortgage Assets. The net proceeds to the Company from the sale of each Series of Certificates will be used principally to pay the purchase price of the Mortgage Assets acquired for the related Trust. The Mortgage Loans will be serviced pursuant to separate servicing agreements (each, a "Servicing Agreement") with one or more servicers (each, in such capacity, a "Servicer"), each of which must be (i) approved by the Master Servicer and (ii) either (A) approved by and in good standing with the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA") or (B) an institution the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC").

        The Certificates are more fully described in the Registration Statement (as hereinafter defined). Each Series of Certificates, and each class of Certificates within such Series, may vary, among other things, as to number and types of classes, aggregate principal amount, stated maturity dates, interest rates, timing of interest payments, redemption provisions, if any, and any other variable terms set forth in the Trust Agreement and in the Certificates of such Series.

        The Company may, from time to time, enter into one or more underwriting agreements (each, an "Underwriting Agreement"), each substantially in the form of Exhibit A attached hereto, that provide for the sale of all or a portion of the Certificates of a Series (such Certificates to be so purchased being herein collectively referred to as the "Underwritten Certificates") to the underwriter(s) named in the Underwriting Agreement (the "Underwriters"). The standard provisions set forth herein are to be incorporated by reference in any such Underwriting Agreement. An Underwriting Agreement, including the standard provisions set forth herein incorporated therein by reference, is herein referred to as the "Agreement." Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to them in the Agreement and if not defined therein shall have the meanings assigned to them in the Trust Agreement.

        The Underwriting Agreement relating to each offering of Underwritten Certificates shall specify the exact or approximate principal amount of Certificates to be issued and their respective interest rates or methods of determining such interest rates, the price or prices at which the Certificates are to be purchased by the Underwriters from the Company, the initial public offering prices or the method by which the prices at which the Certificates are to be sold will be determined, the names of the firms, if any, designated as representatives of the Underwriters (the "Representatives"), the principal amount of Certificates to be purchased by each Underwriter and the date, time and manner of delivery of the Certificates and payment therefor. Each such offering of Underwritten Certificates shall be governed by the Agreement, which shall inure to the benefit of and be binding upon the Underwriters participating in the offering of such Underwritten Certificates.

        If on the Closing Date (as hereinafter defined) for a Series of Certificates the Mortgage Assets being transferred to the Trustee pursuant to the Trust Agreement do not include Mortgage Loans, then all references in the Agreement to Mortgage Loans and to any agreements, instruments or entities related thereto shall be disregarded, and all representations and warranties, opinions and other documents relating to the foregoing shall be deemed to be deleted from the Agreement for purposes of such Series. If on the Closing Date for a Series of Certificates the Mortgage Assets being transferred to the Trustee pursuant to the Trust Agreement do not include Mortgage Certificates, then all references in the Agreement to each type of Mortgage Certificate not included and to any agreements, instruments or entities related thereto shall be disregarded, and all representations and warranties, opinions and other documents relating to the foregoing shall be deemed deleted from the Agreement for purposes of such Series.

        1. Representations and Warranties. (a) The Company represents and warrants to, and agrees with, each Underwriter that:

               (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 for the registration of the Certificates under the Securities Act of 1933, as amended (the "Act"), and has filed such amendments thereto and such additional registration statements as may have been required prior to the date hereof. Such registration statement, as amended at the date hereof, meets the requirements set forth in Rule 415 under the Act and complies in all other material respects with the Act and the rules and regulations thereunder. The registration statement has been declared effective by the Commission. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Certificates and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date hereof, and including all information, if any, filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference therein, is hereinafter called the "Registration Statement"; the prospectus in the form most recently revised and filed with the Commission pursuant to Rule 424 is hereinafter called the "Basic Prospectus"; and the form of prospectus supplement specifically relating to the Certificates, in the form in which it shall be first filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented and the information, if any, filed with the Commission pursuant to the Exchange Act and incorporated by reference therein) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus that has heretofore been filed pursuant to Rule 424 or, prior to the effective date of the Registration Statement, pursuant to Rule 402(a), 424(a) or 430A, is hereinafter called a "Preliminary Final Prospectus."

               (ii) As of the date of the Agreement, when the Final Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective, when any supplement to the Final Prospectus is filed with the Commission, and at the Closing Date, (A) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, complies and will comply in all material respects with the applicable requirements of the Act and the rules and regulations thereunder and (B) the Registration Statement, as amended as of any such time, does not contain and will not contain any untrue statement of a material fact and does not omit and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and the Final Prospectus, as amended or supplemented as of any such time, does not and will not include an untrue statement of a material fact and does not omit and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter, any Credit Enhancer or any unaffiliated Servicer specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.

               (iii) As of the date of the Agreement, when the Final Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date, any amendment to the Registration Statement becomes effective, when any supplement to the Final Prospectus is filed with the Commission, and at the Closing Date, there has not and will not have been, to the knowledge of the Company, (A) any request by the Commission for any further amendment of the Registration Statement or the Final Prospectus or for any additional information, (B) any issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceeding for that purpose, or (C) any notification with respect to the suspension of the qualification of the Underwritten Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

               (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia with full corporate power and authority to own its properties and conduct its business as now conducted by it and to enter into and perform its obligations under the Agreement and the Sales Agreement, and has qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases material properties, except where the failure to so qualify would not have a material adverse effect on the Company.

               (v) The execution and delivery by the Company of the Agreement, each Sales Agreement, the Trust Agreement and the Certificates, and the transfer of the Trust Estate (as that term is defined in the Trust Agreement) to the Trustee pursuant to the Trust Agreement, are within the corporate power of the Company and have been or will have been duly authorized by all necessary corporate action on the part of the Company, and neither the execution and delivery by the Company of such agreements and instruments, nor the consummation by the Company of the transactions therein contemplated, nor compliance by the Company with the provisions thereof, will (A) violate the articles of incorporation or bylaws of the Company, (B) result in a breach of, or constitute a default under, any law, governmental rule or regulation, any judgment, decree or order binding on the Company or its properties, or any provision of any material indenture, mortgage, deed of trust, contract or other material instrument to which the Company is a party or by which it is bound, or
        (C) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such material indenture, mortgage, deed of trust, contract or other material instrument except the lien created by the Trust Agreement.

               (vi) The Agreement and each Sales Agreement have been duly executed and delivered by the Company, and, as of the Closing Date, the Trust Agreement will have been duly executed and delivered by the Company, and, assuming the due authorization, execution and delivery by the other parties thereto, each constitutes, or will constitute, a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and except that with respect to the Agreement and each Sales Agreement the provisions relating to indemnification and contribution may be unenforceable as against public policy.

               (vii) The Underwritten Certificates and the Trust Agreement will conform in all material respects to the descriptions thereof contained in the Final Prospectus, and the Underwritten Certificates, when duly and validly executed, authenticated, issued and delivered as contemplated hereby and by the Trust Agreement, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

               (viii) Since the date as of which information is given in the Registration Statement and the Final Prospectus, there has not been any material adverse change or development involving a prospective material adverse change in the business, operations, financial condition, properties or assets of the Company.

               (ix) There are no actions, suits or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of the Agreement, any Sales Agreement, any Servicing Agreement, the Trust Agreement or the Underwritten Certificates, (B) seeking to prevent the issuance of the Underwritten Certificates or the consummation of any of the transactions contemplated by the Agreement, any Sales Agreement, any Servicing Agreement or the Trust Agreement, (C) that might materially and adversely affect the performance by the Company of its obligations under the Agreement, any Sales Agreement, the Trust Agreement or the Underwritten Certificates, or (D) seeking to affect adversely the federal income tax attributes of the Underwritten Certificates as described in the Final Prospectus.

               (x) No filing or registration with, notice to, qualification of or with, or consent, approval, authorization or order or other action of any person, corporation or other organization or of any court, supervisory or governmental authority or agency is required for the valid and proper transfer of the Trust Estate to the Trustee pursuant to the Trust Agreement or for the valid and proper authorization, issuance and sale of the Certificates pursuant to the Agreement and the Trust Agreement except (A) such as have been, or will have been prior to the Closing Date, obtained under the Act, or state securities laws or Blue Sky laws, or from the National Association of Securities Dealers, Inc., in connection with the purchase and distribution of the Underwritten Certificates by the Underwriters, or (B) any recordations of the assignment of Mortgage Loans to the Trustee pursuant to the Trust Agreement that have not yet been completed.

               (xi) At or prior to the Closing Date, the Company will have transferred to the Trustee pursuant to the Trust Agreement assets that had an Asset Value (as defined in the Trust Agreement) of not less than the initial principal amount of the Underwritten Certificates and upon
        (A) the delivery to the Trustee of the Mortgage Certificates in certificated form (the "Certificated Mortgage Certificates"), (B) the delivery of the Mortgage Loans duly endorsed or assigned and the recording of the assignment thereof, and (C) the registration in the name of the Trustee's custodial bank, and the transfer to the Trustee's custody account, of the Mortgage Certificates in book-entry form (the "Book-Entry Mortgage Certificates") and compliance with all other legal requirements necessary to perfect an ownership interest in such Book-Entry Mortgage Certificates, the Trustee will be vested with the legal title that the transfer purports to convey.

               (xii) As of the Closing Date, the Company will own the Mortgage Assets to be transferred to the Trustee pursuant to the Trust Agreement, free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance, except the lien of the Trust Agreement (which lien relates solely to the Series of Certificates issued under the Trust Agreement and to no other Series of Certificates).

               (xiii) As of the Closing Date, the Mortgage Certificates constituting part of the Trust Estate will have been duly and validly transferred to the Trustee and (A) in the case of the Book-Entry Mortgage Certificates, registered in the name of the Trustee's custodial bank and transferred to the Trustee's custody account, and all other legal requirements necessary to transfer an ownership interest therein will have been complied with, and (B) in the case of the Certificated Mortgage Certificates, either duly and validly registered in the name of the Trustee, its nominee or its agent, or delivered to the Trustee for registration in the name of the Trustee, its nominee or its agent, and all other steps required, other than the registration of such Mortgage Certificates in the name of the Trustee, its nominee or its agent, will have been taken in order to effect such registration; and the Trustee will have acquired, when such registration is effected, an ownership interest in all such Mortgage Certificates subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance.

               (xiv) As of the Closing Date, the Mortgage Loans constituting part of the Trust Estate will be duly and validly transferred to the Trustee and, where required in order to transfer an ownership interest in a Mortgage Loan, upon the recordation of such assignments in the public records in which the related mortgage or deed of trust shall have been recorded (which recordation shall be effected by the Company unless the Underwriters shall have received an opinion of counsel satisfactory to them, and at the expense of the Company, that such recordation is not required to perfect the interest of the Trustee in the related Mortgaged Premises), the Trustee will have acquired (assuming no intervening recordation) an ownership interest in each such Mortgage Loan, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance, except as permitted under the Trust Agreement.

               (xv) Under generally accepted accounting principles, the Company will report its transfer of the Mortgage Assets to the Trustee pursuant to the Trust Agreement and the sale of the Certificates as a sale of its interest in the Mortgage Assets. The Company has been advised by its independent certified public accountants, that they concur with such treatment under generally accepted accounting principles. For federal income tax purposes, the Company will treat the transfer of the Mortgage Assets to the Trustee pursuant to the Trust Agreement and the sale of the Certificates either as a transaction in which it acts as the agent of one or more Sellers or as a sale of its interest in the Mortgage Assets.

               (xvi) As of the Closing Date, the cash and Permitted Investments included in any accounts or funds constituting part of the Trust Estate with respect to the Certificates will be duly and validly transferred to the Trustee pursuant to the Trust Agreement, and the Trustee will either own such assets or have acquired a duly and validly perfected security interest in such assets subject to no prior lien, security interest, pledge, charge or other encumbrance.

               (xvii) Each Seller has been duly incorporated or otherwise formed and is validly existing and, if a corporation, is in good standing under the laws of the jurisdiction of its incorporation or formation and duly qualified to do business under the laws of each jurisdiction that requires such qualification wherein it owns or leases any material properties (except where the failure so to qualify would not have a material adverse effect on such Seller).

               (xviii) At the time of the execution and delivery of a Sales Agreement by a Seller, such execution and delivery by such Seller will be within the legal power of such Seller and will have been duly authorized by all necessary action on the part of such Seller, and neither the execution and delivery of such Sales Agreement by such Seller, nor the consummation by such Seller of the transactions therein contemplated, nor compliance with the provisions thereof by such Seller, will (A) violate the articles of incorporation, bylaws, partnership agreement or other organizational agreement of such Seller, (B) result in a breach of, or constitute a default under, any law, governmental rule or regulation, any judgment, decree or order binding on such Seller or its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other material instrument to which such Seller is a party or by which it is bound, or (C) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such material indenture, mortgage, deed of trust, contract or other material instrument.

               (xix) Each Sales Agreement, when executed and delivered as contemplated thereby, will have been duly executed and delivered by the Seller that is a party thereto, and such Sales Agreement will constitute, when so executed and delivered, a legal, valid and binding agreement, enforceable against such Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and except that the provisions relating to indemnification and contribution may be unenforceable as against public policy.

               (xx) Under generally accepted accounting principles, each Seller will report its transfer of the Mortgage Assets pursuant to the Sales Agreement as a sale of its interest in the Mortgage Assets. Each Seller has been advised by its independent certified public accountants that they concur with such treatment under generally accepted accounting principles and, if applicable, regulatory accounting principles. Each Seller also will so report the transfer in all financial statements and reports to the regulatory and supervisory agencies and authorities to which it reports, if any. For federal income tax purposes, each Seller will treat the transfer of the Mortgage Assets pursuant to the Sales Agreement as a sale of its interest in the Mortgage Assets represented by the Certificates and an exchange of the remaining interest in the Mortgage Assets for any Certificates of any other class of the same Series retained by such Seller.

               (xxi) At the Closing Date, each Mortgage Note and Security Instrument will constitute a legal, valid and binding instrument, enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law. At the Closing Date, each Mortgage Note and Security Instrument will meet the criteria for selection described in the Final Prospectus.

               (xxii) At the Closing Date, any agreement relating to credit enhancement will have been duly and validly authorized, executed and delivered by, and will constitute the legal, valid and binding obligation of, the related Credit Enhancer, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

               (xxiii) Unless otherwise specified in the Final Prospectus, each Mortgage Loan was originated by an entity that met the requirements of
        Section 3(a)(41) of the Exchange Act at the time of origination.

               (xxiv) Each Servicer has been duly incorporated, is validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business under the laws of each jurisdiction that requires such qualification wherein it owns or leases any material properties or conducts any material business or in which the performance of its duties under its Servicing Agreement would require such qualification (except where the failure so to qualify would not have a material adverse effect on the Servicer's performance under the Servicing Agreement); and unless otherwise specified in the Final Prospectus, each Servicer is approved by the U.S. Department of Housing and Urban Development and either (i) is approved by and in good standing with FHLMC or FNMA or (ii) is an institution the deposits of which are insured by the FDIC.

               (xxv) At the time of the execution and delivery of a Servicing Agreement by a Servicer, such execution and delivery by such Servicer will be within the corporate power of such Servicer and will have been duly authorized by all necessary corporate action on the part of such Servicer, and neither the execution and delivery of such Servicing Agreement by such Servicer, nor the consummation by such Servicer of the transactions therein contemplated, nor compliance with the provisions thereof by such Servicer, will (A) violate the articles of incorporation or bylaws of such Servicer, (B) result in a breach of or constitute a default under, any law, governmental rule or regulation, any judgment, decree or order binding on such Servicer or its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other material instrument to which such Servicer is a party or by which it is bound or (C) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such material indenture, mortgage, deed of trust, contract or other material instrument.

               (xxvi) Each Servicing Agreement, when executed and delivered as contemplated thereby, will have been duly executed and delivered by the Servicer that is a party thereto, and such Servicing Agreement will constitute a legal, valid and binding agreement, enforceable against such Servicer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

               (xxvii) At the Closing Date, the Trust Agreement will have been duly executed and delivered by the Master Servicer and will constitute a legal, valid and binding agreement of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

               (xxviii) At the Closing Date, each GNMA Certificate, FHLMC Certificate, and FNMA Certificate will be issued and guaranteed by GNMA, FHLMC, and FNMA, respectively, as described in the Final Prospectus.

               (xxix) At the Closing Date, each Mortgage Certificate (other than a GNMA Certificate, FHLMC Certificate, or FNMA Certificate) will have been duly authorized, executed and delivered by the issuer of such Mortgage Certificate and will constitute a legal, valid and binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

               (xxx) Unless otherwise noted in the Final Prospectus, each of the Underwritten Certificates, when issued, will constitute a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act for so long as such Certificate is rated in one of the two highest rating categories by a nationally recognized statistical rating organization.

               (xxxi) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Agreement and the Trust Agreement and the execution, delivery and sale of the Certificates have been or will be paid at or prior to the Closing Date.

               (xxxii) The Company is not, and the issuance and sale of the Certificates in the manner contemplated by the Final Prospectus will not cause the Company to become, subject to registration or regulation as an Investment Company or an affiliate of an Investment Company under the Investment Company Act of 1940, as amended.

               (xxxiii) Immediately prior to the delivery of the Underwritten Certificates to the Underwriters, the Company will own the Underwritten Certificates free and clear of any lien, adverse claim, pledge, encumbrance or other security interest, and will not have assigned to any person any of its right, title or interest in the Underwritten Certificates, and, upon consummation of the transactions contemplated in the Agreement, the Company will transfer all its right, title and interest in the Underwritten Certificates to the Underwriters.

               (xxxiv) At the Closing Date, the representations and warranties made by the Company in the Trust Agreement will be true and correct in all material respects.

               (b) Saxon Mortgage represents and warrants to, and agrees with, each Underwriter that:

                      (i) Saxon Mortgage has been duly incorporated and is
               validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia with full corporate power and authority to own its properties and conduct its business as now conducted by it, and to enter into and perform its obligations under the Agreement, and has qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties except when the failure to so qualify would not have a material adverse effect on Saxon Mortgage.

                      (ii) The execution of the Agreement is within the
               corporate power of Saxon Mortgage. The Agreement has been duly and validly authorized by all necessary action on the part of Saxon Mortgage; and neither the execution and delivery of the Agreement, nor the consummation of the transactions herein contemplated, nor compliance by Saxon Mortgage with the provisions hereof or thereof, will (A) violate the articles of incorporation or by-laws of Saxon Mortgage, (B) result in a breach of, or constitute a default under, any law, governmental rule or regulation, any judgment, decree or order binding on Saxon Mortgage or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which Saxon Mortgage is a party or by which it is bound, or
               (C) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

                      (iii) The Agreement has been duly executed and delivered
               by Saxon Mortgage, and, assuming the due authorization, execution and delivery by the other parties thereto, constitutes a legal, valid and binding obligation of Saxon Mortgage, enforceable against Saxon Mortgage in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and except that the provisions relating to indemnification and contribution may be unenforceable as against public policy.

                      (iv) There are no actions, suits or proceedings against,
               or investigations of, Saxon Mortgage pending, or, to the knowledge of Saxon Mortgage, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of the Agreement, (B) seeking to prevent the issuance of the Underwritten Bonds or the consummation of any of the transactions contemplated by the Agreement or each Sales Agreement, each Servicing Agreement or the Trust Agreement or (C) that might materially and adversely affect the performance by Saxon Mortgage of its obligations under the Agreement.

                      (v) No filing or registration with, notice to,
               qualification of or with, or consent, approval, authorization or order or other action of any person, corporation or other organization or of any court, supervisory or governmental authority or agency is required for the consummation by Saxon Mortgage of the transactions contemplated by the Agreement or each Sales Agreement except such as have been, or will have been prior to the Closing Date, obtained under the Act, or state securities laws or Blue Sky laws, or from the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Underwritten Bonds by the Underwriters, or any recordations of the assignment of the Mortgage Loans to the Trustee pursuant to the Trust Agreement that have not yet been completed.

                      (vi) As of the Closing Date, each Servicing Agreement will have been duly executed and delivered by Saxon Mortgage and, assuming the due authorization, execution and delivery by the other parties thereto, each constitutes, or will constitute, a legal, valid and binding agreement of Saxon Mortgage, enforceable against Saxon Mortgage in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

        The Company and Saxon Mortgage shall be deemed not to have made the representations and warranties contained in clauses (xvii) through (xxvii), inclusive, of this Section 1 with respect to, and to the extent of, representations and warranties made to the Underwriters by any Seller, any Servicer, the Master Servicer or any Credit Enhancer as to the matters covered in such clauses in a certificate, opinion of counsel or agreement in form satisfactory to counsel for the Underwriters delivered to the Underwriters on the Closing Date; provided, however, that the foregoing shall in no way limit the rights of the Underwriters to indemnification and contribution as otherwise provided in Section 8 hereof.

        Any certificate signed by a Seller, the Master Servicer, a Servicer or a Credit Enhancer and delivered to the Underwriters or to counsel for the Underwriters in connection with an offering of the Certificates shall state that it is a representation and warranty as to the matters covered thereby by such Seller, the Master Servicer, such

Servicer or such Credit Enhancer, as the case may be, to each Underwriter to whom the representations and warranties in this Section 1 are made.

        2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the applicable purchase prices set forth in the Agreement (plus accrued interest as therein set forth), Underwritten Certificates in the aggregate approximate principal amounts, notional amounts or percentage interests, as the case may be, of the various classes of Certificates set forth in the Agreement or opposite such Underwriter's name in an attachment to the Agreement.

        3. Delivery and Payment. Delivery of and payment for the Underwritten Certificates shall be made at the office, on the date and at the time specified in the Agreement, which date and time may be postponed by agreement between the Underwriters and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Underwritten Certificates being herein called the "Closing Date"). Delivery of the Underwritten Certificates shall be made to the Underwriters against payment by the Underwriters of the purchase price thereof to or upon the order of the Company in the type of funds specified in the Agreement. The Underwritten Certificates shall be registered in such names and in such authorized denominations as the Underwriters may request not less than two full business days in advance of the Closing Date.

        The Company agrees to have the Underwritten Certificates available for inspection, checking and packaging by the Underwriters in New York, New York (or such other location within the continental United States requested by the Underwriters), not later than 1:00 p.m. on the Business Day prior to the Closing Date.

        4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Underwritten Certificates for sale to the public as set forth in the Final Prospectus.

        5.     Agreements.

               (a) The Company covenants and agrees with the several Underwriters that:

                      (i) Substantially contemporaneously with the execution of
               the Agreement, the Company will prepare the supplement to the Basic Prospectus setting forth the principal amount of Certificates covered thereby and the material terms thereof, the initial public offering price of the Underwritten Certificates or the manner of offering such Certificates, the price at which the Underwritten Certificates are to be purchased by the Underwriters from the Company, the selling concessions and reallowance, if any, and such other information as the Underwriters and the Company deem appropriate in connection with the offering of the Underwritten Certificates. The Company will not file any amendment to the Registration Statement or supplement to the Basic Prospectus (including the supplement relating to the Underwritten Certificates included in the Final Prospectus) unless the Company has furnished the Underwriters a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Underwriters reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 under the Act and a report on Form 8-K will be filed with the Commission within 15 days following the Closing Date setting forth specific information concerning the Certificates and the Mortgage Assets and including, as an exhibit, a copy of the Trust Agreement. In addition, to the extent that any Underwriter provides Computational Materials to the Company pursuant to Section 5(b) hereof, the Company will file or cause to be filed with the Commission a report on Form 8-K containing such Computational Materials, as soon as reasonably practicable after the date of the Underwriting Agreement. The Company will promptly advise the Underwriters (A) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424 and the Form 8-K containing Computational Materials shall have been filed with the Commission, (B) when any amendment to the Registration Statement shall have become effective, (C) of any request by the Commission for any amendment of the Registration Statement or the Final Prospectus or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration

               Statement or the initiation or threatening of any proceeding for that purpose, and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof.

                      (ii) If, at any time when a prospectus relating to the
               Certificates is required to be delivered under the Act, any event occurs as a result of which in the opinion of counsel to the Company or the Underwriters, the Final Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly prepare and file with the Commission, subject to paragraph (i) of this Section 5(a), an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment of the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible and will promptly file all reports and any definitive proxy or information statements required to be filed by the Company pursuant to Sections 13, 14, and 15 of the Exchange Act subsequent to the date of the Prospectus for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Certificates; provided, however, that any such amendment or update prepared more than nine months after the Closing Date shall be at the expense of the Underwriters.

                      (iii) The Company will furnish to counsel for the
               Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and each amendment thereto that shall become effective on or prior to the Closing Date, and to each Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and each such amendment and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Final Prospectus and any amendments thereof and supplements thereto as the Underwriters may reasonably request.

                      (iv) The Company will apply the net proceeds from the sale of the Underwritten Certificates in the manner set forth in the Final Prospectus.

                      (v) The Company will pay all the fees and disbursements of its counsel and of independent accountants for the Company relating to legal review, opinions of counsel for the Company, audits, review of unaudited financials, cold comfort review or otherwise; the costs and expenses of printing (or otherwise reproducing) and delivering the Agreement, the Trust Agreement and the Certificates; the initial fees, costs and expenses of the Trustee under the Trust Agreement and its counsel; the initial fees, costs and expenses of any custodian of the Mortgage Assets under a custodian agreement and such custodian's counsel; the costs and expenses incident to the preparation, printing, distribution and filing of the Registration Statement (including exhibits thereto), the Basic Prospectus and the Final Prospectus, and all amendments of and supplements to the foregoing; and the fees of rating agencies. Except as provided in Section 7 hereof, the Underwriters shall be responsible for paying all costs and expenses incurred by them in connection with their purchase and sale of the Underwritten Certificates, including, without limitation, the fees and expenses of counsel to the Underwriters.

                      (vi) The Company will use its reasonable efforts to
               arrange for the qualification of the Underwritten Certificates for sale under the laws of such jurisdictions as the Underwriters may reasonably designate in the Underwriting Agreement, to maintain such qualifications in effect so long as required for the distribution of the Certificates and to arrange for the determination of the legality of the Certificates for purchase by investors; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject; and provided further, that the Underwriters shall pay all costs and expenses associated therewith.

                      (vii) So long as any Certificates are outstanding, the
               Company will cause the Master Servicer or the Trustee to furnish to the Underwriter, as soon as available, a copy of (A) the annual statement of compliance delivered by the Master Servicer to the Trustee under the Trust Agreement, (B) the annual independent public accountants' servicing report furnished to the Trustee pursuant to the Trust Agreement, (C) each report, statement or other document regarding the Certificates filed with the Commission under the Exchange Act or mailed to the holders of the Certificates pursuant to the Trust Agreement or otherwise,
               (D) any reports provided by certified public accountants pursuant to the Trust Agreement regarding the reports, statements or other documents included in (B) above, and (E) from time to time, such other information concerning the Certificates as the Underwriters may reasonably request and that may be furnished by the Company or the Master Servicer without undue expense. In addition, the Company shall make or cause the Trustee to make generally available to the Holders of the Certificates as soon as practicable, but in any event not later than sixteen months from the date of the Agreement, an earnings statement of the issuer of the Certificates (which need not be audited) complying with
               Section 11(a) of the Act and the rules and regulations of the Commission (including, at the option of the Company, Rule 158 under the Act).

                      (viii) Without the consent of the Underwriters, which
               shall not be unreasonably withheld, the Company will not waive any of the conditions to its obligations to purchase Mortgage Loans pursuant to a Sales Agreement.

                      (ix) Following the Closing Date, the Company will use its
               reasonable efforts to take all action required to preserve and protect the ownership interest of the Trustee in the Trust Estate during the term of the Trust Agreement.

               (b) Saxon Mortgage agrees that it shall have primary responsibility for all financial obligations of the Company pursuant to the Agreement, including without limitation, those set forth in Section 5(a)(v), Section 7 and Section 8, and the Underwriters acknowledge that they may assert any claim against Saxon Mortgage at any time, but may not assert any claim directly against the Company for payment of such obligations until 91 days after payment in full of all securities now or hereafter issued by the Company or by trusts established by it.

               (c) Each Underwriter represents, warrants, covenants and agrees with the Company and Saxon Mortgage that:

                      (i)(A) The information attached to the Underwriting
               Agreement as Exhibit 1 constitutes all Computational Materials, as defined in the letters referred to below, that are required to be filed with the Commission pursuant to responses of the staff of the Commission to No-Action Requests from Kidder, Peabody & Co. and Kidder Structured Asset Corporation and Public Securities Association (as made generally available May 20, 1994 and March 9, 1995, respectively); (B) all Computational Materials contain a legend substantially as follows (or in such other form as may be agreed upon prior to the date of the Underwriting Agreement):

                             This information does not constitute either an
                      offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Information contained herein is confidential and provided for information only, does not purport to be complete and should not be relied upon in connection with any decision to purchase the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions including, with respect to any description of the securities or the underlying assets, the information contained in the final Prospectus and accompanying Prospectus Supplement. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus Supplement and the related Prospectus.

               and (C) the Computational Materials contain no untrue statement of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (ii) The Underwriters (at their own expense) further agree to provide to the Company any accountants' letters relating to the Computational Materials, which accountants' letters shall be addressed to the Company.

                      (iii) The Underwriters (at their own expense) will make
               available to the Company the Computational Materials in an electronic format specified by the Company so as to permit the Company to file the Computational Materials with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval system on a timely basis.

        6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters hereunder to purchase the Underwritten Certificates shall be subject to the following conditions:

               (a) To the accuracy in all material respects on the date hereof and on the Closing Date (as if made on such Closing Date) and as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date of the representations and warranties on the part of the Company and Saxon Mortgage contained herein, and to the extent that the Company are deemed, pursuant to Section 1 hereof, not to make the representations and warranties in clauses (a)(xvii) through (xxvii) inclusive of Section 1 hereof, or portions thereof, to the accuracy in all material respects of the representations and warranties provided by the parties making such representations and warranties as of the date thereof, on the Closing Date (as if made on such Closing Date) and as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date.

               (b) The Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and not withdrawn, and no proceedings for that purpose shall have been instituted or threatened, and the Final Prospectus shall have been filed with the Commission in accordance with Rule 424 under the Act, and all actions required to be taken and all filings required to be made by the Company under the Act prior to the sale of the Certificates shall have been duly taken or made.

               (c)    Certificates.

                      (i) The Company shall have delivered to the Underwriters a certificate, signed by the President or any Vice President or Assistant Vice President of the Company and dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, and the Agreement and that: (A) the representations and warranties of the Company in the Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; (B) the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date; (C) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; (D) nothing has come to such officer's attention that would lead him or her to believe that the

               Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (E) there has been no material adverse change or development involving a prospective material adverse change in the business, operations, financial condition, properties or assets of the Company.

                      (ii) Saxon Mortgage shall have delivered to the
               Underwriters a certificate of Saxon Mortgage, signed by the President or any Vice President or Assistant Vice President of Saxon Mortgage and dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Agreement and that: (A) the representations and warranties of Saxon Mortgage in the Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (B) there has been no material adverse change or development involving a prospective material adverse change in the business, operations, financial condition, properties or assets of Saxon Mortgage.

                      (iii) Each Seller shall have delivered to the Underwriters a certificate, signed by the President or any Vice President or Assistant Vice President of such Seller and dated the Closing Date, to the effect that the signer of such certificate has examined the Sales Agreement to which such Seller is a party and that: (A) the representations and warranties of the Seller in the Sales Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (B) the Seller has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                      (iv) The Master Servicer shall have delivered to the
               Underwriters a certificate, signed by the President or any Vice President or Assistant Vice President of the Master Servicer and dated the Closing Date, to the effect that the signer of such certificate has examined the Trust Agreement and that: (A) the representations and warranties of the Master Servicer in the Trust Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (B) the Master Servicer has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

               (d)    Accounting Comfort.

                      (i) The Underwriters shall have received a letter from a
               nationally recognized independent accounting firm, dated the date of the Agreement and delivered at such time, satisfactory in form and substance to the Underwriters relating to statistical or financial information contained in the Prospectus Supplement regarding the Mortgage Assets or the Certificates, including any declination tables, yield tables, and modeling assumptions.

                      (ii) The Underwriters shall have received from the
               Company's independent certified public accountants, a letter dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, reconfirming or updating the letter dated the date hereof, to the further effect that they have performed certain procedures as a result of which they have determined that (i) the Mortgage Loans listed in
               Schedule I to the Trust Agreement (A) conform with the description thereof in the Prospectus Supplement under the caption "The Mortgage Loan Pool" and (B) conform with the information set forth in the Company's report on Form 8-K with respect to such Mortgage Loans, (ii) and that a sampling of the Mortgage Loan files relating to the Mortgage Loans conforms with the information contained on the mortgage loan data file tape upon which the information in the Prospectus Supplement under the heading "The Mortgage Loan Pool" was based, and (iii) covering such other matters relating to the Trust as the Underwriters may reasonably request.

                      (iii) The Underwriters shall have received from the
               certified public accountants of the Seller or the Servicer, as applicable, a letter or letters dated the date hereof and satisfactory in form and substance to the Underwriters and counsel to the Underwriters to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial and statistical nature set forth in the Final Prospectus under the caption (A) "The Mortgage Loan Pool--Acquisitions" (or other caption relating to the Seller's origination activities) agrees with the records of the Seller; and (B) "The Mortgage Loan Pool--Servicing of the Mortgage Loans" (or other caption relating to the Servicer's servicing activities) agrees with the records of the Servicer.

                      (iv) The Underwriters shall have received a certificate of an accounting officer of the Company stating that the transfer of the Mortgage Assets from the Seller to the Company pursuant to the Sales Agreement will be classified as a sale of the Seller's interest in the Mortgage Assets under generally accepted accounting principles and, if applicable, under regulatory accounting principles.

               (e)    Opinions.

                      (i) The Underwriters shall have received from (A) the
               Company's and Saxon Mortgage's General Counsel, an opinion of counsel, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the corporate status and authorizations of the Company and Saxon Mortgage; and
               (B) opinions of outside counsel to the Company, dated the Closing Date and reasonably satisfactory in form and substance to counsel for the Underwriters, as to (1) the Certificates, the Trust Agreement, the Agreement, the Registration Statement, the Final Prospectus and other related matters as the Underwriters may reasonably require; and (2) the applicable federal income tax treatment of the Certificates.

                      (ii) The Underwriters shall have received copies of any
               opinions of counsel furnished to the Rating Agencies (upon which the Underwriters shall be entitled to rely) with respect to the "true sale" of the Mortgage Assets and the non-consolidation of the Company with its affiliates.

                      (iii) The Underwriters shall have received from counsel
               for the Underwriters such opinion or opinions, dated the Closing Date, with respect to the validity of the Certificates, the Agreement, the Trust Agreement, the Registration Statement, the Final Prospectus and such other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                      (iv) The Underwriters shall have received from counsel to
               each Seller an opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due authorization, execution and delivery of the Sales Agreement entered into by the Seller and its enforceability against the Seller.

                      (v) The Underwriters shall have received from counsel to
               the Master Servicer an opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due authorization, execution and delivery of the Trust Agreement by the Master Servicer and its enforceability against the Master Servicer.

                      (vi) The Underwriters shall have received from counsel to
               the Trustee an opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due authorization, execution and delivery of the Trust Agreement by the Trustee and its enforceability against the Trustee.

                      (vii) The Underwriters shall have received from counsel to any Credit Enhancer an opinion, dated the Closing Date and satisfactory in form and substance to counsel for the

               Underwriters, as to the due issuance and enforceability of the policies or other credit enhancement issued by such Credit Enhancer.

               (f) The Underwritten Certificates shall have been assigned the ratings set forth in the Underwriting Agreement, which shall be in one of the four highest rating categories, by one or more "nationally recognized statistical rating organizations," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, designated in the Underwriting Agreement and requested by the Company to rate the Underwritten Certificates. On the Closing Date, (i) such rating or ratings shall not have been rescinded and there shall not have been any downgrading, or public notification of a possible downgrading or public notice of a possible change, without indication of direction, and (ii) no downgrading, or public notification of a possible downgrading or public notification of a possible change, without indication of direction, shall have occurred in the rating accorded any of the debt securities of any person, including the Company, providing any form of credit enhancement for the Certificates by any "nationally recognized statistical rating organization" designated in the Underwriting Agreement.

               (g) If applicable, and subject to the conditions set forth in the Trust Agreement, any reserve fund to be established for the benefit of the Certificateholders shall have been established by the Company with the Trustee and any initial deposit thereto shall have been delivered to the Trustee for deposit therein as contemplated by the Trust Agreement.

               (h) On the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Company since the date of the Underwriting Agreement that the Underwriter concludes in the reasonable judgment of the Underwriter materially impairs the investment quality of the Underwritten Certificates so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Underwritten Certificates as contemplated by the Final Prospectus.

               (i) All proceedings in connection with the transactions contemplated by the Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such information, certificates and documents as they may reasonably request.

        If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in the Agreement, if the Company is in breach in any material respect of any covenants or agreements contained herein or if any of the opinions and certificates mentioned above or elsewhere in the Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, the Agreement and all obligations of the Underwriters hereunder may be canceled by the Underwriters at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph and confirmed in writing.

        If the Company is advised prior to the Closing Date that the documentation for some of the Mortgage Loans is incomplete or defective and such defects cannot be remedied prior to the Closing Date, the Company may, with the consent of the Underwriters, nevertheless deliver the Mortgage Loans to the Trustee with an amount equal to the principal amount of the incomplete or defective Mortgage Loans as of the Cut-Off Date plus one month's interest on each such Mortgage Loan at the Mortgage Interest Rate specified in the related Mortgage Note (less the applicable Servicing Fee Rate). If the incomplete or defective documentation for a Mortgage Loan is remedied prior to the first Distribution Date, the amount deposited with the Trustee on account thereof shall be returned to the Company. If the incomplete or defective documentation for a Mortgage Loan is not remedied prior to the first Distribution Date, the amount will be applied in payment of the Certificates and the Mortgage Loan released to the Company.

        7. Reimbursement of Underwriters' Expenses. If for any reason (other than a default by the Underwriters in their obligations hereunder) the sale of the Underwritten Certificates provided for herein is not consummated, the Company or Saxon Mortgage will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with their investigation, the preparation to market and the marketing of the Underwritten Certificates, or in contemplation of the performance by them of their obligations hereunder.

        8.     Indemnification and Contribution.

               (a) The Company and Saxon Mortgage, jointly and severally, and hereby agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
        Section 15 of the Act or Section 20 of the Exchange Act as follows:

                      (i) against any and all losses, claims, expenses, damages
               or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Final Prospectus, or any amendment or supplement thereto, or any related Preliminary Final Prospectus, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and to reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (A) the Company and Saxon Mortgage will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission, or alleged untrue statement or omission, made in any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter, specifically for use therein, including, without limitation, any Computational Materials, except to the extent that any untrue statement or alleged untrue statement therein results (or is alleged to have resulted) from an error in the written information concerning the characteristics of the Mortgage Loans furnished by the Company to the Underwriters for use in the preparation of any Computational Materials, which error was not superseded or corrected by the delivery to the Underwriters of corrected written or electronic information, or for which the Company provided written notice of such error to the Underwriters prior to the confirmation of the sale of the Certificates (any such uncorrected mortgage loan information a "Mortgage Pool Error"), and (B) such indemnity with respect to any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Certificates which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented, excluding any documents incorporated therein by reference) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented, excluding any documents incorporated therein by reference);

                      (ii) against any and all loss, liability, claim, damage
               and expense whatsoever, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any untrue statement or omission, or any such alleged untrue statement or omission, for which indemnification is provided by the Company and Saxon Mortgage under clause (i) above, if such settlement is effected with the written consent of the Company; and

                      (iii) against any and all expense whatsoever (including
               the fees and disbursements of counsel chosen by any Underwriter or controlling person of such Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any untrue statement or omission, for which indemnification is provided by the Company and Saxon Mortgage under clause (i) above, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

This indemnity will be in addition to any liability that the Company may otherwise have.

               (b) Each Underwriter agrees to indemnify and hold harmless the Company and Saxon Mortgage, each of their directors, each of the Company's officers who have signed the Registration Statement and each person, if any, who controls the Company or Saxon Mortgage within the meaning of the Act or the Exchange Act, against any and all losses, claims, expenses, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Final Prospectus or any amendment or supplement thereto, or any related Preliminary Final Prospectus, or arise out of, or are based upon, the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or Saxon Mortgage by such Underwriter specifically for use therein, including, without limitation, Computational Materials; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Mortgage Pool Error). This indemnity agreement will be in addition to any liability that such Underwriters may otherwise have.

               (c) Promptly after receipt by an indemnified party under this
        Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under the Agreement. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume (at its own expense) the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party under this Section 8, such indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

               (d) If recovery is not available under the foregoing indemnification provisions of this Section 8, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to the amount paid or payable by such indemnified party as a result of the losses, claims, expenses, damages or liabilities referred to in subsection (a) or (b) above, except to the extent that contribution is not permitted under
        Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any untrue statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were to be determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method that does not take account of the equitable considerations referred to in the second sentence of this subsection
        (d). Notwithstanding the provisions of this subsection (d), no Underwriter or person controlling such

        Underwriter shall be obligated to make a contribution hereunder that in the aggregate exceeds the total public offering price of the Certificates purchased by such Underwriter under the Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission. The Underwriters' obligations to contribute shall be several in proportion to their respective underwriting obligations and not joint.

        9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Certificates of any Class agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under the Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions that the portion of the Certificates of such Class set forth opposite their names in an attachment to the Agreement bears to the aggregate amount of Certificates of such Class set forth opposite the names of the remaining Underwriters) the Certificates of such Class that the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the amount of Certificates of such Class that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Certificates of such Class as set forth in the Final Prospectus, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any of, the Certificates of such Class, and if such non-defaulting Underwriters do not purchase all the Certificates of such Class, the Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date for such Class of Certificates shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in the Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

        10. Termination. The Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for all Underwritten Certificates if prior to such time
(i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited, or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of major hostilities, any declaration of war by Congress, or any other substantial national or international calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to market the Certificates.

        11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and Saxon Mortgage or their respective officers and the Underwriters set forth in or made pursuant to the Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Underwritten Certificates. The provisions of this Section 11 and Sections 5(a)(v) and (vi), 7 and 8 hereof shall survive the termination or cancellation of the Agreement.

        12. Notices. All communications hereunder will be in writing and effective only upon receipt and, if sent to the Underwriters, will be mailed, delivered or telecopied and confirmed to it at the office or offices set forth in the Underwriting Agreement; or, if sent to the Company or Saxon Mortgage, will be mailed, delivered or telecopied and confirmed to it at 4880 Cox Road, Glen Allen, Virginia 23060, Attention: President.

        13. Successors. The Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.

        14. Applicable Law. The Agreement will be governed by and construed in accordance with the laws of the jurisdiction specified in the Agreement. The Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

        15. Miscellaneous. Time shall be of the essence of the Agreement. The Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither the Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. The Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

                                                                    Exhibit A

                                  Asset Backed Certificates

                                  --------------------------

                                    UNDERWRITING AGREEMENT

Dated:  [____________], 199[_]

To:  [____________________]

Re: Underwriting Agreement Standard Provisions (June 1996 Edition) (the "Agreement").

               Series Designation: Series 199[_]-[_].

               Underwriting Agreement: Subject to the terms and conditions set forth and incorporated by reference herein, the Company hereby agrees to issue and sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase from the Company the principal amount of the Series 199[_]-[_] Certificates (the "Certificates") set forth opposite its name on Annex A attached hereto at the purchase prices and terms set forth below; provided, however, that the obligations of the Underwriters are subject to receipt by the Company of a [AAA] [AA] rating by [Rating Agency] with respect to the Class [___] Certificates.

               The Prospectus Supplement relating to the Certificates describes the characteristics of the Mortgage Assets that will be transferred on the Closing Date to the Trustee pursuant to the Trust Agreement. The Company specifically covenants to transfer to the Trustee on the Closing Date Mortgage Assets having the characteristics described in the Prospectus Supplement relating to the Certificates; provided, however, that the actual Mortgage Assets delivered on the Closing Date may vary in nonmaterial respects from the description of the Mortgage Assets in the Prospectus Supplement. It is understood that if any of the Mortgage Assets proposed to be transferred is not delivered on the Closing Date, the Company will deposit cash on an interim basis pending such delivery with the Trustee in an amount equal to the Asset Value (as defined in the Trust Agreement) of the Mortgage Assets not delivered plus interest on that amount for the first interest period. If any of such Mortgage Assets are not delivered, the cash deposited with the Trustee will be applied to redeem Certificates. It is further understood that the Asset Value of the Mortgage Assets to be transferred on the Closing Date together with any cash deposited with the Trustee will be not less than the principal amount of the Certificates.

               Registration Statement: References in this Agreement to the Registration Statement will be deemed to include Registration Statement No. 333-4127.


                                             II-

Terms of the Certificates and Underwriting Compensation.

                                    Original
                   Stated           Principal    Interest    Price to       Underwriting
     Class         Maturity (1)     Amount         Rate      Public (2)       Discount
                   ------------     ------         ----      ----------       --------
                                    $                %              %                %
                                    $                %              %                %
                                    $                %              %                %
                                    $                %              %                %

            (1) Assuming no prepayments on the Mortgage Assets.
            (2) Plus accrued interest, if any, at the applicable
                rate from [____________].

            Certificate Rating:  [___] by [____________________].

            Mortgage Assets. The [Mortgage Loans] [Mortgage Certificates] to be included in the Trust are as described in the Prospectus Supplement.

            Distribution Dates: The [_____] day of each month (or, if such day is not a Business Day, the next succeeding Business Day).

            Purchase Price: Payment of the purchase price for the Certificates shall be made to the Company [by certified or official bank check or in New York Clearing House or similar next-day funds] [in Federal or similar immediately available funds payable to the order of the Company].

            Closing Date and Location:  [_____________________].

            Computational Materials: The Underwriters' Computational Materials, if any, are attached hereto as Exhibit 1.

            Applicable Law: The Agreement shall be governed and construed in accordance with the laws of [------------].

            The Underwriters named in Annex A attached hereto agree, severally and not jointly, subject to the terms and provisions of the Agreement, a copy of which is attached, and which is hereby incorporated by reference herein in its entirety and made a part hereof to the same extent as if such provisions had been set forth in full herein, to purchase the principal amount of the Certificates set forth opposite their names in Annex A attached hereto.

            Each Annex and Exhibit attached hereto is incorporated herein by reference and made a part hereof.

                                                   [NAME]

                                                   By__________________________
                                                   Its_________________________


                                             II-

                                                   [NAME]

                                                   By__________________________
                                                   Its_________________________

                                                   [NAME]

                                                   By:
                                                       ------------------------

                                                   Its:
                                                       ------------------------


                                                   Acting on behalf of
                                                   themselves and the other
                                                   named Underwriters.

Accepted:

SAXON ASSET SECURITIES COMPANY

By:
    ---------------------------------------


Its:
     ---------------------------------------



SAXON MORTGAGE, INC.

By:
    ---------------------------------------


Its:
     ---------------------------------------




                                             II-

                                            Annex A

                                         UNDERWRITING

                                           $    Principal Amount of Series
                                          Class:     Class:      Class:  Class:

[NAME]__________________________          $          $           $       $


[NAME]__________________________          $          $           $       $


[NAME]__________________________          $          $           $       $



                                                      II-

                                          Exhibit 1

                                   COMPUTATIONAL MATERIALS


                                             II-

                                                                     EXECUTION

                         Saxon Asset Securities Company
                    Mortgage Loan Asset Backed Certificates,
                                 Series 1996-1

                             UNDERWRITING AGREEMENT

                                                         Dated: August 8, 1996

To:     Saxon Asset Securities Company (the "Company")
        Saxon Mortgage Inc. ("SMI")
        Dominion Mortgage Services, Inc. ("Dominion")

Re:     Standard Terms to Underwriting Agreement (August 1996 Edition)

Series
Designation:   Mortgage Loan Asset Backed Certificates, Series 1996-1, Class
               A-1, Class A-2, Class A-3 and Class R (collectively the
               "Certificates").  The Class A-1, Class A-2 and Class A-3
               Certificates are referred to herein as the "Underwritten
               Certificates."

               Underwriting Agreement: Subject to the terms and conditions set forth and incorporated by reference herein, the Company hereby agrees to issue and sell to Lehman Brothers Inc. and PaineWebber Incorporated (the "Underwriters"), and the Underwriters hereby agree to purchase from the Company, on or about August 15, 1996, the Underwritten Certificates at the purchase price and on the terms set forth below; provided, however, that the obligations of the Underwriters are subject to: (i) receipt by the Company of (a) an "AAA" rating by Standard & Poor's Rating Service, a division of The McGraw-Hill Companies Inc. ("S&P") and an "Aaa" rating by Moody's Investor Services, Inc. ("Moody's"; together with S&P, the "Rating Agencies") with respect to the Class A-1, Class A-2 and Class A-3 Certificates; (ii) receipt of a Prospectus Supplement in form and substance satisfactory to the Underwriters; and (iii) the Sales Agreement dated as of August 1, 1996 by and between the Company and Saxon Mortgage, Inc. ("SMI") and the Trust Agreement (as defined below) each being in form and substance satisfactory to the Underwriters.

               The Certificates will be issued pursuant to a Trust Agreement, dated as of August 1, 1996 (the "Trust Agreement"), by and among the Company, Texas Commerce Bank National Association, as Master Servicer (the "Master Servicer"), and Citibank, N.A., as Trustee (the "Trustee"). The Certificates will represent in the aggregate the entire beneficial ownership interest in the assets of the Trust created under the Trust Agreement (the "Trust"), which will consist primarily of two pools of conventional, one- to four-family, fully amortizing, first lien mortgage loans (the "Mortgage Loans") with original terms to stated maturity of not more than 30 years which have the characteristics described in the Prospectus Supplement.

               The Company, SMI and Dominion specifically covenant to make available on the Closing Date for sale, transfer and assignment to the Trust, Mortgage Loans having the characteristics described in the Prospectus Supplement; provided, however, that there may be immaterial variances from the description of the Mortgage Loans in the Prospectus Supplement and the actual Mortgage Loans delivered on the Closing Date. Upon delivery of the Mortgage Loans to the Company, the Company will deliver such Mortgage Loans to the Trust.

               Registration Statement: References in the Agreement (as defined below) to the Registration Statement shall be deemed to include registration statement no. 333-4127.

               Initial Aggregate Scheduled Principal Balance of Mortgage Loans:
Approximately $234,190,000 (as of the Cut-off Date), including approximately $52,613,000 of fixed-rate Mortgage Loans and of $181,577,000 variable-rate Mortgage Loans (in each case as of the Cut-off Date).

               Cut-Off Date:  As of the close of business July 17, 1996.

Terms of the Certificates:

============================================================================================================
                                                           Proposed
                        Initial                           Ratings by
Series 1996-1          Principal       Pass-Through         S&P and                          Sale of the
Designation            Amount(1)           Rate           Moody's(2)       CUSIP Number     Certificates
- ------------------------------------------------------------------------------------------------------------
Class A-1........     $43,000,000          7.38%            AAA/Aaa          80559 AA9           (3)
- ------------------------------------------------------------------------------------------------------------
Class A-2........       9,613,000           (4)             AAA/Aaa          80559 AB7           (3)
- ------------------------------------------------------------------------------------------------------------
Class A-3             181,577,000           (5)             AAA/Aaa          80559 AC5           (3)
- ------------------------------------------------------------------------------------------------------------
Class R..........         N/A               N/A               (6)               N/A              (7)
============================================================================================================

- -------------------------
(1) The Variable Rate and Fixed Rate Certificates are, in each case, subject to a permitted variance of plus or minus 2%

(2) It is a condition to the issuance of the Underwritten Certificates that each Class of Underwritten Certificates be assigned a rating no lower than that set forth in this table by both S&P and Moody's.

(3) The Underwritten Certificates will be purchased by the Underwriters from the Company and will be offered by the Underwriters to the public from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

(4) As to any Distribution Date, the lesser of 8.06% and the Fixed Rate Available Funds Cap as calculated in the Prospectus Supplement.

(5) On each Distribution Date, Pass-Through Rate on the Class A-3 Certificates will equal the lesser of (i) LIBOR plus .34% and (ii) the Variable Rate Available Funds Cap for such date (as each such term is defined in the Prospectus Supplement), subject to increase as provided in the Prospectus Supplement.

(6) No ratings have been requested by the Underwriters for the Class R Certificates.

(7) The Class R Certificates will be sold to Saxon Mortgage, Inc. and Texas Commerce Bank National Association in a privately negotiated transaction.

               Underwritten Certificates Ratings: An "AAA" rating by S&P and an Aaa rating by Moody's with respect to the Class A-1, A-2 and Class A-3 Certificates. It is agreed that as a further condition of the Underwriters' obligation to purchase the Underwritten Certificates, such ratings by the Rating Agencies on the Underwritten Certificates shall not have been rescinded and there shall not have occurred any downgrading, or public notification of a possible downgrading or public notice of a possible change, without indication of direction, in the ratings accorded the Underwritten Certificates.

               Mortgage Loans: Mortgage Loans having the approximate characteristics described in the Prospectus Supplement with the final schedule attached as Schedule I to the Trust Agreement.

               Principal and Interest Distribution Dates: Each Distribution Date shall be the 25th day of each month, or if such day is not a business day, the next succeeding business day, commencing in August 1996.

               REMIC Election: An election will be made to treat the Mortgage Loans and related assets of the Trust as a real estate mortgage investment conduit (the "REMIC"). The Underwritten Certificates will be designated as "regular interests" in the REMIC. The Class R Certificates will be designated as the "residual interest" in the REMIC.

               Purchase Price: Each Underwriter hereby agrees, severally and not jointly, to purchase from the Company the principal amount of Underwritten Securities set forth opposite such Underwriter's name at the applicable purchase price so indicated, plus, in the case of the Class A-1 and Class A-2 Certificates, accrued interest at the applicable Pass-Through Rate from the close of business on July 1, 1996 through the Closing Date. Each such purchase price is expressed as a percentage of the initial principal amount of the related Mortgage Loan pool.

                                       Principal Amount Purchased:
                                    Lehman Brothers      PaineWebber
                 Purchase Price          Inc.           Incorporated
                ----------------- ------------------ ------------------


Class A-1            99.65%          $ 43,000,000     $            0
Class A-2            99.65%          $  9,613,000     $            0
Class A-3            99.65%          $126,577,000         --
Class A-3            99.75%            --                $55,000,000


               Closing Date and Location: 10:00 a.m. Eastern Time on August 15, 1996, at the offices of Arter & Hadden, 1801 K Street, N.W., Suite 400K, Washington, D.C. 20006- 1301. The Company will deliver the Underwritten Certificates in book-entry form only through the same day funds settlement system of the relevant Depositories, and the Class R Certificates in certificated, fully registered form on August 15, 1996.

               Due Diligence: At any time prior to the Closing Date, the Underwriters have the right to inspect the Mortgage Loan files, the related mortgaged properties and the loan origination procedures to ensure conformity with the Prospectus and the Prospectus Supplement.

               Controlling Agreement: This Underwriting Agreement, together with the Standard Terms to Underwriting Agreement (August 1996 Edition) (together, the "Agreement"), completely sets forth the agreements between the Company, SMI and Dominion and the Underwriters and fully supersedes all prior agreements, both written and oral, relating to the issuance of the Underwritten Certificates and all matters set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

               Information Provided by the Underwriters: It is understood and agreed that the information set forth under the heading "Underwriting" in the Prospectus Supplement and the sentence regarding the Underwriters' intention to establish a market in the Underwritten Certificates on the inside front Cover Page of the Prospectus Supplement is the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement and the Final Prospectus.

               Collateral Term Sheets, Structural Term Sheets and Computational
Materials: The Underwriters hereby represent and warrant that (i) a hard copy of the information provided by the Underwriters to the Company in electronic form and attached hereto as Exhibit A, if any, constitutes all "Collateral Term Sheets" (that are required to be filed with the Commission within two business days of first use under the terms of the Public Securities Association letter) disseminated by the Underwriters to investors in connection with the Underwritten Certificates and (ii) a hard copy of the information provided by the Underwriters to the Company in electronic form and attached hereto as Exhibit B, if any, constitutes all "Structural Term Sheets" and "Computational Materials" disseminated by it in connection with the Underwritten Certificates.

               Trustee:  Citibank, N.A.  will act as Trustee of the Trust.

               Custodian: Texas Commerce Bank National Association will act as custodian of the Mortgage Loans.

               Blue Sky Qualifications: The Underwriters specify, and the parties intend to qualify the Underwritten Certificates in New York pursuant to the Agreement.

               State Law Tax Opinion: At Closing, the Underwriters shall have received from Arter & Hadden and Liddell, Sapp opinions dated the Closing Date and satisfactory in form and substance to the Underwriters, as to the tax treatment of the Certificates under New York and Texas law, respectively.

               Applicable Law: THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

               Notices: All communications hereunder, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to Lehman Brothers, Inc., Three World Financial Center, 20th Floor, New York, New York 10285, Attn: Prue Larocca and to PaineWebber Incorporated at 1285 Avenue of the Americas, New York, New York 10019, Attn: Barbara J. Dawson.

               Variances: The Company shall obtain the prior approval of the Underwriters if, at any time after the Prospectus Supplement and Prospectus are filed with the Securities and Exchange Commission pursuant to its Rule 424 under the Securities Act of 1933, as amended, and before or on the Closing Date, the initial aggregate principal amount of the Underwritten Securities is to be increased or decreased by more than 2% to reflect a change in the actual Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                             *    *    *    *    *

               The Underwriters agree, subject to the terms and provisions of the Agreement, a copy of which is attached, and which is incorporated by reference herein in its entirety and made a part hereof to the same extent as if such provisions had been set forth in full herein, to purchase the Underwritten Certificates.

                              LEHMAN BROTHERS INC.

                            By:/s/ Martin P. Harding
                                     Name:
                                     Title:

                            PAINEWEBBER INCORPORATED

                              By:/s/ Barbara Dawson
                                     Name:
                                     Title:

Accepted and Acknowledged
  As of the Date First Above
  Written:

SAXON ASSET SECURITIES COMPANY

By:/s/ Brad Adams
       Name:
       Title:

SAXON MORTGAGE, INC.

By:/s/ Brad Adams
       Name:
       Title:

DOMINION MORTGAGE SERVICES, INC.

By:/s/ Hayden McMillian
       Name:
       Title: